                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 8, 2005

                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    1-12955                22-3498615
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification Number)

   50 WEST STATE STREET, TRENTON, NEW JERSEY                     08608
    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200

                                 NOT APPLICABLE
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
[ ]     Soliciting material pursuant to rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 8, 2005, Journal Register Company announced that it had promoted Jean B.
Clifton, who had previously served as the Company's principal financial officer, to the position of President and Chief Operating Officer. The Company also announced that it had appointed Joseph W. Pooler as Senior Vice President and
Chief Financial Officer and as the Company's new principal financial officer.

Ms. Clifton, age 44, had previously served as the Company's Executive Vice
President and Chief Financial Officer and as a member of the Board of Directors since the Company's inception in 1990. Ms. Clifton has 18 years of senior management experience in the newspaper industry, including two years in Europe.
Ms. Clifton, a Certified Public Accountant, began her business career at Ernst &
Young LLP. Ms. Clifton is a member of the Board of Directors of the Newspaper
Association of America ("NAA") and the NAA Foundation, as well as a director of several community organizations, including the Fresh Air Fund and the Lower
Bucks Chapter of the American Red Cross. Ms. Clifton graduated from the
University of Michigan with a Bachelor of Business Administration degree.

Mr. Pooler, age 39, joins Journal Register after serving Pegasus Communications
Corporation, a direct broadcast satellite television provider, since December
1999 in a series of positions of increasing responsibility, most recently as
Senior Vice President and Chief Financial Officer. From February 1993 to
December 1999, Pooler served Mediq/PRN Life Support Services, Inc., a healthcare industry equipment and service provider, in a variety of positions, including
Corporate Controller. Mr. Pooler has also worked for Deloitte & Touche LLP and for Aramark, Inc. Mr. Pooler, a Certified Public Accountant, holds a Bachelor of
Arts degree in Economics from Ursinus College and a Master of Business
Administration degree from Drexel University. He has also served as an adjunct faculty instructor in the accounting department at the Temple University Fox
School of Business and Management.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

99.1     Text of press release issued by Journal Register Company, dated June 8,
         2005, titled "Journal Register Company Promotes Jean B. Clifton to
         President and Chief Operating Officer; Joseph W. Pooler Appointed
         Senior Vice President and Chief Financial Officer."

                                      -2-

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       JOURNAL REGISTER COMPANY

Date:  June 9, 2005                    By: /s/ Jean B. Clifton
                                           -------------------
                                           Jean B. Clifton
                                           President and Chief Operating Officer

                                      -3-

                                  Exhibit Index

Exhibit Description
-------------------

99.1     Text of press release issued by Journal Register Company, dated June 8,
         2005, titled "Journal Register Company Promotes Jean B. Clifton to
         President and Chief Operating Officer; Joseph W. Pooler Appointed
         Senior Vice President and Chief Financial Officer."